EXHIBIT 14.1

Code of Ethics for Executives

In my role as Chief Executive Officer of South Dakota Soybean Processors, LLC, (the “Company”), I certify to you that I adhere to and advocate the following principles and responsibilities governing my professional and ethical conduct.

To the best of my knowledge and ability:

1.               I act with honesty and integrity, avoiding actual or apparent conflicts of interest in personal and professional relationships, including disclosure to the Company’s other executive officers, members of the Company’s Audit Committee or other appropriate personnel of any material transaction or relationship that reasonably could be expected to give rise to such a conflict.

2.               I provide full, fair, accurate, timely, and understandable disclosure in the Company’s reports and documents that are filed with, or submitted to, the Securities and Exchange Commission and in other public communications to constituents made regarding the Company’s business.

3.               I comply with rules and regulations of federal, state, provincial and local governments, and other appropriate private and public regulatory agencies.

4.               I talk to other executive officers, members of the Company’s Audit Committee, or other appropriate personnel about observed illegal or unethical behavior and, when in doubt, about the best course of action in a particular situation.

5.               I act in good faith, responsibly, with due care, competence and diligence, without misrepresenting material facts or allowing my independent judgment to be subordinated.

6.               I respect the confidentiality of information acquired in the course of my work except when authorized or otherwise legally obligated to disclose.  Confidential information acquired in the course of my work is not used for personal advantage.

7.               I share knowledge and maintain skills important and relevant to my constituents’ needs.

8.               I proactively promote ethical behavior as a responsible partner among peers in my work environment.

9.               I achieve responsible use of and control over all assets and resources employed or entrusted to me.

/s/ Rodney G. Christianson
Rodney G. Christianson

Code of Ethics for Executives

In my role as Controller of South Dakota Soybean Processors, LLC, (the “Company”), I certify to you that I adhere to and advocate the following principles and responsibilities governing my professional and ethical conduct.

To the best of my knowledge and ability:

1.               I act with honesty and integrity, avoiding actual or apparent conflicts of interest in personal and professional relationships, including disclosure to the Company’s other executive officers, members of the Company’s Audit Committee or other appropriate personnel of any material transaction or relationship that reasonably could be expected to give rise to such a conflict.

2.               I provide full, fair, accurate, timely, and understandable disclosure in the Company’s reports and documents that are filed with, or submitted to, the Securities and Exchange Commission and in other public communications to constituents made regarding the Company’s business.

3.               I comply with rules and regulations of federal, state, provincial and local governments, and other appropriate private and public regulatory agencies.

4.               I talk to other executive officers, members of the Company’s Audit Committee, or other appropriate personnel about observed illegal or unethical behavior and, when in doubt, about the best course of action in a particular situation.

5.               I act in good faith, responsibly, with due care, competence and diligence, without misrepresenting material facts or allowing my independent judgment to be subordinated.

6.               I respect the confidentiality of information acquired in the course of my work except when authorized or otherwise legally obligated to disclose.  Confidential information acquired in the course of my work is not used for personal advantage.

7.               I share knowledge and maintain skills important and relevant to my constituents’ needs.

8.               I proactively promote ethical behavior as a responsible partner among peers in my work environment.

9.               I achieve responsible use of and control over all assets and resources employed or entrusted to me.

/s/ Mark Hyde
Mark Hyde

Code of Ethics for Executives

In my role as Commercial Manager of South Dakota Soybean Processors, LLC, (the “Company”), I certify to you that I adhere to and advocate the following principles and responsibilities governing my professional and ethical conduct.

To the best of my knowledge and ability:

1.               I act with honesty and integrity, avoiding actual or apparent conflicts of interest in personal and professional relationships, including disclosure to the Company’s other executive officers, members of the Company’s Audit Committee or other appropriate personnel of any material transaction or relationship that reasonably could be expected to give rise to such a conflict.

2.               I provide full, fair, accurate, timely, and understandable disclosure in the Company’s reports and documents that are filed with, or submitted to, the Securities and Exchange Commission and in other public communications to constituents made regarding the Company’s business.

3.               I comply with rules and regulations of federal, state, provincial and local governments, and other appropriate private and public regulatory agencies.

4.               I talk to other executive officers, members of the Company’s Audit Committee, or other appropriate personnel about observed illegal or unethical behavior and, when in doubt, about the best course of action in a particular situation.

5.               I act in good faith, responsibly, with due care, competence and diligence, without misrepresenting material facts or allowing my independent judgment to be subordinated.

6.               I respect the confidentiality of information acquired in the course of my work except when authorized or otherwise legally obligated to disclose.  Confidential information acquired in the course of my work is not used for personal advantage.

7.               I share knowledge and maintain skills important and relevant to my constituents’ needs.

8.               I proactively promote ethical behavior as a responsible partner among peers in my work environment.

9.               I achieve responsible use of and control over all assets and resources employed or entrusted to me.

/s/ Tom Kersting
Tom Kersting

Code of Ethics for Executives

In my role as Chief Financial Officer of South Dakota Soybean Processors, LLC, (the “Company”), I certify to you that I adhere to and advocate the following principles and responsibilities governing my professional and ethical conduct.

To the best of my knowledge and ability:

1.               I act with honesty and integrity, avoiding actual or apparent conflicts of interest in personal and professional relationships, including disclosure to the Company’s other executive officers, members of the Company’s Audit Committee or other appropriate personnel of any material transaction or relationship that reasonably could be expected to give rise to such a conflict.

2.               I provide full, fair, accurate, timely, and understandable disclosure in the Company’s reports and documents that are filed with, or submitted to, the Securities and Exchange Commission and in other public communications to constituents made regarding the Company’s business.

3.               I comply with rules and regulations of federal, state, provincial and local governments, and other appropriate private and public regulatory agencies.

4.               I talk to other executive officers, members of the Company’s Audit Committee, or other appropriate personnel about observed illegal or unethical behavior and, when in doubt, about the best course of action in a particular situation.

5.               I act in good faith, responsibly, with due care, competence and diligence, without misrepresenting material facts or allowing my independent judgment to be subordinated.

6.               I respect the confidentiality of information acquired in the course of my work except when authorized or otherwise legally obligated to disclose.  Confidential information acquired in the course of my work is not used for personal advantage.

7.               I share knowledge and maintain skills important and relevant to my constituents’ needs.

8.               I proactively promote ethical behavior as a responsible partner among peers in my work environment.

9.               I achieve responsible use of and control over all assets and resources employed or entrusted to me.

/s/ James A. Seurer
James A. Seurer